UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) August 23, 2006

VERI-TEK INTERNATIONAL, CORP.

(Exact Name of Registrant as Specified in Its Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50120 Pontiac Trail, Wixom, Michigan	48393
(Address of Principal Executive Offices)	(Zip Code)

(248) 560-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 to Current Report on Form 8-K/A amends and restates the Current Report on Form 8-K filed on August 28, 2006 and is being filed to correct certain technical errors.

Item 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On August 28, 2006, Freedman & Goldberg CPAs, P.C. (“FG”) was dismissed as the independent accountant for Veri-Tek International, Corp. (the “Corporation”) and simultaneously UHY, LLP was appointed as the independent accountant for (the “Corporation”).

The decision to change independent accountants was approved by the Board of Directors of the Corporation on August 25, 2006 and did not result from any dissatisfaction with the quality of professional services rendered by FG.

FG’s report on the Corporation’s financial statements for the fiscal years ending December 31, 2004 and December 31, 2005 did not contain an adverse report or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ending December 31, 2004 and December 31, 2005 there were no disagreements with FG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. During the period ending June 30, 2006, there were no disagreements with FG on any matter of accounting principles or practices, or financial statement disclosures.

During the fiscal years ending December 31, 2004, December 31, 2005 and the subsequent interim period ending August 28, 2006, there were no “reportable events” with respect to the Corporation as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ending December 31, 2004, December 31, 2005, and the subsequent interim period ending August 28, 2006, the Corporation did not consult with UHY, LLP with respect to the Corporation regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Corporation provided a copy of the foregoing disclosures to FG prior to the date of the filing of this report and requested that FG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16.1 Letter of FG, dated September 27, 2006, regarding change in certifying accountant of Veri-Tek International, Corp.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERI-TEK INTERNATIONAL, CORP.

By:	/s/ Michael C. Azar
Name:	Michael C. Azar
Title:	Vice President and General Counsel

Dated: September 27, 2006

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